CORTINA FUNDS, INC.

Cortina Small Cap Growth Fund

Cortina Small Cap Value Fund

Supplement dated February 16, 2018 to the

Statement of Additional Information dated November 1, 2017

This Supplement to the Registration Statement dated November 1, 2017, for the Cortina Funds (the “Funds”), revises the disclosure set forth below in the Statement of Additional Information (“SAI”) to reflect that Ms. Jennifer L. Hanson was appointed by the Board of Directors as the Fund’s Chair, President and Interested Director, effective as of February 5, 2018, following the resignation of Mr. Ryan T. Davies.

The following sub-sections of the “Management of the Funds” section beginning on page 17 of the SAI are amended as follows:

Board Leadership Structure

The first paragraph is deleted in its entirety and replaced with the following:

The Board is comprised of two independent directors who are not “interested persons” of Cortina as defined under the 1940 Act (the “Independent Directors”) – Mark J. Giese and John T. Murphy – and one interested director who is an “interested person” of Cortina as defined under the 1940 Act by virtue of her position with the Adviser (the “Interested Director”) – Jennifer L. Hanson. Ms. Hanson serves as Chair of the Board. The Company has not appointed a lead Independent Director. The Board has established three standing committees – the executive committee, the audit committee and the nominating committee. Ms. Hanson, an Interested Director, serves as Chair of the executive committee. Mr. Giese, an Independent Director, serves as Chair of the audit committee. Mr. Murphy, an Independent Director, serves as Chair of the nominating committee. The audit committee and the nominating committee are each comprised entirely of Independent Directors. In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Directors select and nominate all candidates for Independent Director positions.

Directors and Officers

The reference to Mr. Ryan T. Davies in the table under the heading “Interested Director” is deleted in its entirety and replaced with the following:

Interested Director

Name and Age	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Jennifer L. Hanson, 46*	Chairman, President and Interested Director	Since February 2018	Senior Equity Analyst, Cortina Asset Management, LLC (2004-present)	2	None

*	Ms. Hanson is considered an “interested person” of Cortina as defined under the 1940 Act by virtue of her position with the Adviser.

Director Qualifications

The paragraph with a reference to Mr. Ryan T. Davies is deleted in its entirety and replaced with the following:

Jennifer L. Hanson, CFA®. Ms. Hanson has served as a Director of Cortina since February 2018. Ms. Hanson has served as Senior Equity Analyst of the Adviser since it was founded in 2004. From 2001 to 2004, Ms. Hanson served as Vice President and Research Analyst at U.S. Bancorp Asset Management. From 1997 to 2000 Ms. Hanson served as Assistant Vice President and Research Analyst at U.S. Bancorp Asset Management. Ms. Hanson received her B.B.A. degree from the University of Wisconsin--Whitewater. Ms. Hanson graduated magna cum laude. Through her business and investment management experience and her experience as a CFA® charterholder, Ms. Hanson is knowledgeable about financial, accounting, regulatory and investment matters. Such insight helps Ms. Hanson exercise the business judgment necessary to fulfill the requirements and obligations of her Board position.

Board Committees

Each and every reference to Mr. Ryan T. Davies is deleted in its entirety and replaced with a reference to Ms. Jennifer L. Hanson, as follows:

Committee	Committee Members	Principal Committee Functions
Executive Committee	Jennifer L. Hanson* Mark J. Giese	The executive committee generally has the authority to exercise the powers of the Board during intervals between meetings.
Audit Committee	Mark J. Giese* John T. Murphy	The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of the Funds’ financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of the Funds’ accounting policies and internal control over financial reporting; and pre-approves the audit and certain non-audit services (and the related fees) of the independent auditors.
Nominating Committee	John T. Murphy* Mark J. Giese	The nominating committee will identify, evaluate, consider and recommend persons for appointment or election to the Board, select and nominate persons to serve as Independent Directors, determine the independence of directors, develop or recommend minimum standards and qualifications, and recommend the compensation of the Independent Directors and committee members. The nominating committee will not consider shareholder recommendations regarding candidates for election as directors; however, such recommendations may be made in the form of a shareholder proposal to be presented at any future meeting of shareholders of each Fund.

Committee	Committee Members	Principal Committee Functions
Valuation Committee	Jennifer L. Hanson Thomas J. Eck Lori K. Hoch	The valuation committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, determining the fair value of securities and other investments of a Fund when market prices are not readily available or prices are not otherwise provided by a third-party pricing service approved by the Board or an independent dealer, after considering all relevant factors. The valuation committee’s fair value determinations are subsequently reported to the Board. The valuation committee meets as necessary when a price is not readily available.

*	Denotes committee chair.

Board Compensation

The table is deleted in its entirety and replaced with the following:

Director	Compensation from Small Cap Growth Fund	Compensation from Small Cap Value Fund	Aggregate Compensation from the Funds
Jennifer L. Hanson*, Interested Director	$0	$0	$0
Mark J. Giese, Independent Director	$10,000	$10,000	$20,000
John T. Murphy, Independent Director	$10,000	$10,000	$20,000

*	Ms. Hanson was appointed to the Board in February 2018.

Board Ownership of the Funds

The table is deleted in its entirety and replaced with the following:

The following table shows the dollar range of shares beneficially owned by each Director in the Funds as of December 31, 2016:

Director	Dollar Range of Equity Securities in the Small Cap Growth Fund	Dollar Range of Equity Securities in the Small Cap Value Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director
Jennifer L. Hanson*, Interested Director	$10,001 – 50,000	$10,001 – 50,000	$10,001 – 50,000
Mark J. Giese, Independent Director	$0	$0	$0
John T. Murphy, Independent Director	$10,001 – 50,000	$10,001 – 50,000	$50,001 – 100,000

*	With respect to Ms. Hanson, shares beneficially owned are as of December 31, 2017

***

This Supplement, and the Prospectus and Statement of Additional Information, provide relevant information for all shareholders. These can be obtained without charge by calling the Fund at 1-855-612-3936 or by visiting http:// www.cortinafunds.com

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE